SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): JULY 8, 2003
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                          COLUMBUS MCKINNON CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    NEW YORK
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                 (State or other jurisdiction of incorporation)



              0-27618                                16-0547600
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      (Commission File Number)            (IRS Employer Identification No.)



140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK             14228-1197
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    (Address of principal executive offices)                  (Zip Code)




Registrant's telephone number including area code: (716) 689-5400
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 (Former name or former address, if changed since last report)



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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.


EXHIBIT NUMBER             DESCRIPTION
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99.1                       Press Release dated July 8, 2003


Item 9.  REGULATION FD DISCLOSURE.

         On July 8, 2003, the registrant issued a press release announcing guidance for the first quarter of fiscal 2004. The press release is annexed as
Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this Item 9 (including Exhibit 99.1) is being furnished pursuant to Item 9 and
Item 12 of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

         The information contained in this Item 9 (including Exhibit 99.1) is not "filed" pursuant to the Securities Exchange Act of 1934, as amended, and is not incorporated and may not be incorporated by reference into any filing thereunder or under the Securities Act of 1933, as amended, except as expressly set forth in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                        COLUMBUS MCKINNON CORPORATION


                                        By:    /S/ ROBERT L. MONTGOMERY, JR.
                                               -------------------------------
                                        Name: Robert L. Montgomery, Jr.
                                        Title: Executive Vice President


Dated:  JULY 8, 2003
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





                                  EXHIBIT INDEX


EXHIBIT NUMBER                  DESCRIPTION
--------------                  -----------

         99.1                   Press Release dated July 8, 2003